UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 11, 2013

Date of Report

(Date of earliest event reported: March 5, 2013)

HARMONIC INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

4300 North First Street

San Jose, CA 95134

(408) 542-2500

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 18, 2013, Harmonic Inc. (“Harmonic” or the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Aurora Networks, Inc. (“Aurora”), pursuant to which Aurora would acquire the cable access HFC business of Harmonic (the “Transaction”).

On March 5, 2013, the Company completed the Transaction and received gross proceeds of $46 million in cash, as provided in the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and is incorporated by reference herein.

Item 8.01 Other Event

On March 6, 2013, the Company issued a press release announcing the completion of the Transaction, a copy of which is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of the Company as of December 31, 2012 and unaudited pro forma condensed consolidated statements of operations of the Company for the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010, in each case giving effect to the Transaction, are filed as Exhibit 99.2 to this Form 8-K and are incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated as of February 18, 2013, by and between Aurora Networks, Inc. and Harmonic Inc.

99.1	Press release of Harmonic Inc., issued on March 6, 2013

99.2	Unaudited pro forma condensed consolidated balance sheet of the Company as of December 31, 2012 and unaudited pro forma condensed consolidated statements of operations of the Company for the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2013	HARMONIC INC.

	By:	/s/Carolyn V. Aver
Carolyn V. Aver
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated as of February 18, 2013, by and between Aurora Networks, Inc. and Harmonic Inc.

99.1	Press release of Harmonic Inc., issued on March 6, 2013

99.2	Unaudited pro forma condensed consolidated balance sheet of the Company as of December 31, 2012 and unaudited pro forma condensed consolidated statements of operations of the Company for the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010

CONTACTS:

Carolyn V. Aver	Michael Bishop
Chief Financial Officer	Investor Relations
Harmonic Inc.	+1.408.542.2760
+1.408.542.2500